Exhibit 99.1

                            mmWave Technologies Inc.

                              Financial Statements

                                December 31, 2004

Auditors' Report

To the shareholders of
mmWave Technologies Inc.

We have audited the balance sheet of mmWave Technologies Inc. as at December 31, 2004 and the statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at December 31, 2004 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

Mississauga, Ontario                                       Clarkson Rouble LLP
March 3, 2005                                              Chartered Accountants
mmWave Technologies Inc.

Balance Sheet
As at December 31
--------------------------------------------------------------------------------

                                                            2004         2003
--------------------------------------------------------------------------------
Assets
Current
   Accounts receivable                                   $2,451,537   $3,359,445
   Inventory                                                436,801      666,876
   Prepaid expenses                                          25,448       85,433
--------------------------------------------------------------------------------
                                                          2,913,786    4,111,754
Due from related companies (Note 3)                         247,981      534,247
Equipment (Note 4)                                          130,982      119,444
--------------------------------------------------------------------------------
                                                         $3,292,749   $4,765,445
================================================================================
Liabilities
Current
   Bank indebtedness (Note 5)                            $  245,038   $  319,748
   Accounts payable and accrued liabilities               1,615,562    3,049,417
   Income taxes payable                                      47,456       18,413
   Current portion - due to shareholders (Note 6)           413,360           --
--------------------------------------------------------------------------------
                                                          2,321,416    3,387,578
Due to shareholders (Note 6)                                188,933      754,849
--------------------------------------------------------------------------------
                                                          2,510,349    4,142,427
--------------------------------------------------------------------------------
Shareholders' Equity
Capital stock (Note 7)                                       50,633       50,633
Retained earnings                                           731,767      572,385
--------------------------------------------------------------------------------
                                                            782,400      623,018
--------------------------------------------------------------------------------
                                                         $3,292,749   $4,765,445
================================================================================

On behalf of the Board:

/s/ Brad Poulos  Director   /s/ Glenn Poulos  Director
---------------             ----------------


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

mmWave Technologies Inc.

Statement of Income and Retained Earnings
Year Ended December 31
--------------------------------------------------------------------------------

                                                          2004          2003
--------------------------------------------------------------------------------
Sales                                                 $11,183,352   $11,234,904
Cost of sales                                           8,104,025     8,378,567
--------------------------------------------------------------------------------
Gross profit                                            3,079,327     2,856,337
--------------------------------------------------------------------------------
Expenses
   Sales salaries                                         624,356       703,176
   Administrative and management salaries                 613,594       646,952
   Travel                                                 323,286       375,806
   Employee benefits                                      200,978       187,062
   Rent                                                   157,604       158,662
   Advertising and promotion                              179,072       125,544
   Telephone and communication expense                     79,185        96,733
   General and administrative                             136,127       121,131
   Computer expense                                        46,618        (5,481)
   Bad debts expense                                        1,533        76,967
   Interest and bank charges                               82,391        34,241
   Consulting fees                                        159,463       201,349
   Legal and accounting                                    60,700        24,859
   Amortization                                            71,082        34,333
   Insurance                                               73,604        51,182
   Repairs and maintenance                                  2,738         4,559
   Equipment rental                                        15,044         9,533
   Directors' fees                                         72,000            --
--------------------------------------------------------------------------------
                                                        2,899,375     2,846,608
--------------------------------------------------------------------------------
Income from operations                                    179,952         9,729
Other income (Note 8)                                      26,886        50,775
--------------------------------------------------------------------------------
Income before income taxes                                206,838        60,504
Provision for income taxes                                 47,456        18,413
--------------------------------------------------------------------------------
Net income for the year                                   159,382        42,091
Retained earnings, beginning of year                      572,385       530,294
--------------------------------------------------------------------------------
Retained earnings, end of year                        $   731,767   $   572,385
================================================================================


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mmWave Technologies Inc.

Statement of Cash Flows
Year Ended December 31
--------------------------------------------------------------------------------

                                                            2004         2003
--------------------------------------------------------------------------------
Operating activities
   Net income for the year                              $   159,382   $  42,091
   Items not requiring an outlay of cash
      Amortization                                           71,082      34,333
--------------------------------------------------------------------------------
                                                            230,464      76,424
   Cash generated from (used for)
      Operating working capital
         Accounts receivable                                907,908     (84,072)
         Inventories                                        230,075     248,630
         Prepaid expenses                                    59,985     (54,114)
         Accounts payable and accrued liabilities        (1,433,855)   (163,212)
         Income taxes payable                                29,043       6,494
--------------------------------------------------------------------------------
Increase from operating activities                           23,620      30,150
--------------------------------------------------------------------------------
Financing activity
   Decrease in due to shareholders                         (152,556)    (27,000)
--------------------------------------------------------------------------------
Decrease from financing activity                           (152,556)    (27,000)
--------------------------------------------------------------------------------
Investing activities
   Additions to equipment                                   (82,620)    (78,536)
   Decrease (increase) in due from related companies        286,266     (76,033)
--------------------------------------------------------------------------------
Increase (decrease) from investing activities               203,646    (154,569)
--------------------------------------------------------------------------------
Increase (decrease) in cash                                  74,710    (151,419)
Bank indebtedness, beginning of year                       (319,748)   (168,329)
--------------------------------------------------------------------------------
Bank indebtedness, end of year                          $  (245,038)  $(319,748)
================================================================================
Represented by:
   Bank indebtedness                                    $  (245,038)  $(319,748)
================================================================================


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mmWave Technologies Inc.

Notes to Financial Statements
December 31, 2004
--------------------------------------------------------------------------------

1.   The company

     The company is incorporated under the Canada Business Corporations Act and distributes a full range of RF components, test equipment and integrated test systems.

2.   Significant accounting policies

     a)   Inventory

          Inventory is valued at the lower of cost and net realizable value.

     b)   Equipment and amortization

          Equipment is recorded at cost. Amortization is provided annually at rates calculated to write-off assets over their estimated useful lives as follows:

          Computer software          100% diminishing balance
          Computer hardware           30% diminishing balance
          Furniture and equipment     20% diminishing balance

          Additions are amortized at half the above rates.

     c)   Leasehold improvements

          Amortization   of  leasehold   improvements   is  provided  for  on  a
          straight-line basis over a period of five years.

     d)   Translation of foreign currencies

          Monetary assets and liabilities denominated in foreign currencies have been translated into Canadian dollars at rates of exchange prevailing at year end. Gains and losses resulting from such liabilities are included in income.

          Transactions in foreign currencies throughout the year have been converted at the exchange rate prevailing at the date of the transaction.

     e)   Management estimates

          The presentation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contigent liabilities at the date of the financial statements and the reported amounts of revenues and expenditures during the reported period. Actual results could differ from those reported.


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mmWave Technologies Inc.

Notes to Financial Statements
December 31, 2004
--------------------------------------------------------------------------------

2.   Significant accounting policies (cont'd)

     f)   Fair value of financial instruments

          The company has evaluated the fair value of its financial instruments based on the current interest rate environment, market values and the actual prices of financial instruments with similar terms. The carrying value of financial instruments is considered to approximate fair value.

3.   Due from related companies

                                                               2004       2003
                                                             --------   --------
     Loan to mmWave Integrated Solutions Inc.                $247,981   $193,573
     Loan to mmWave Holdings Inc.                                  --    114,433
     Loan to Brad Poulos Holding Inc.                              --    182,532
     Loan to Wavesource Communications Inc.                        --     36,567
     Other advances                                                --      7,142
     ---------------------------------------------------------------------------
                                                             $247,981   $534,247
     ===========================================================================

     The loan to mmWave Integrated Solutions Inc. bears interest at 8% per annum with no set repayment terms.

4.   Equipment

     Equipment consists of the following:

                                                  2004                    2003
     ---------------------------------------------------------------------------
                                               Accumulated   Net Book   Net Book
                                     Cost     Amortization     Value      Value
     ---------------------------------------------------------------------------
     Computer software             $128,970     $ 95,725     $ 33,245   $  6,769
     Computer hardware              200,546      149,783       50,763     52,931
     Furniture and equipment         97,697       52,772       44,925     56,157
     Leasehold improvements           6,150        4,101        2,049      3,587
     ---------------------------------------------------------------------------
                                   $433,363     $302,381     $130,982   $119,444
     ===========================================================================


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

mmWave Technologies Inc.

Notes to Financial Statements
December 31, 2004
--------------------------------------------------------------------------------

5.   Bank indebtedness

     The company has available to them an operating line of credit of $750,000. Interest is at the bank's prime commercial lending rate plus 1.2 percent secured by the following:

     (a)  general security agreement covering all assets held in Canada;

     (b)  guarantee of $750,000 by the shareholders;

     (c)  postponement of all debts and liabilities to the shareholders.

6.   Due to shareholders

     The advances are due to shareholders and bear interest at 8%. Repayment terms are $300,000 on February 28, 2005 and quarterly repayments of principal thereafter of $37,787.

     Interest charged on these advances amounted to $57,872 (2003 - $7,401) during the year.

7.   Capital stock

     The capital stock as at December 31, 2004 consists of the following:

                                                   Authorized   Issued     Cost
     ---------------------------------------------------------------------------
     Class A common shares                          Unlimited    5,700   $50,633
     Class B common shares                          Unlimited       --        --
     Class C common shares                          Unlimited       --        --
     ---------------------------------------------------------------------------
                                                                         $50,633
     ===========================================================================

8.   Other revenue

                                                                 2004      2003
     ---------------------------------------------------------------------------
     Interest income                                           $19,708   $26,061
     Other income                                                7,178    24,714
     ---------------------------------------------------------------------------
                                                               $26,886   $50,775
     ===========================================================================


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

mmWave Technologies Inc.

Notes to Financial Statements
December 31, 2004
--------------------------------------------------------------------------------

9.   Lease commitments

     The company has obligations under long-term operating leases for its office premises, vehicles and equipment which extend for various periods to 2007. The aggregate annual lease payments, exclusive of common area costs are as follows:

     2005   $85,986
     2006    11,179
     2007       847

10.  Financial instruments

     a)   Fair value

          All financial assets and liabilities are stated at fair value.

     b)   Credit risk

          The company is subject to risk of non-payment of accounts receivable. The company mitigates this risk by monitoring the credit worthiness of its customers. As at December 31, 2004 approximately 52.9% (2003 - 64.6%) of the Company's accounts receivable balance was from two customers (2003 - one). Subsequent to year end, approximately 65% (2003 - 87%) of this accounts receivable balance was collected.

     c)   Foreign exchange risk

          The Company undertakes sale and purchase transactions in foreign currencies, and therefore is subject to gains and losses due to fluctuations in foreign currencies.

11.  Related party transactions

     During the year the company entered into transactions with a company related by virtue of common shareholders as follows:

     The company made sales of $1,115,178 (2003 - $ nil) to the related company. As at December 31, 2004 an account receivable of $210,576 (2003 - $ nil) was due from related party and is subject to normal trade terms. This amount is included in accounts receivable.

12.  Subsequent Events

     Effective February 28, 2005, all the issued shares of the company were disposed and exchanged for shares in another company. There is a change in control of the company at this date.


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